UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2025

METSERA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42489	92-0931552
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 World Trade Center 175 Greenwich Street New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 784-6595

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	MTSR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2025, the Board of Directors of Metsera, Inc. (the “Company”) approved 2024 annual cash bonuses to the Company’s named executive officers for the year ended December 31, 2024 (the “Named Executive Officers”) at 100% of each individual’s target annual bonus based on the Company’s performance for 2024.

The other compensation for the Named Executive Officers for the year ended December 31, 2024 was previously reported by the Company in the Summary Compensation Table included in the Company’s prospectus filed with the Securities and Exchange Commission on January 31, 2025 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Prospectus”), relating to the Company’s Registration Statement on Form S-1 (No. 333-284225). However, as of the date of the Prospectus, 2024 annual cash bonuses for the Named Executive Officers had not yet been determined, and therefore such bonus amounts were omitted from the Summary Compensation Table for 2024.

The table below updates the previously reported Summary Compensation Table by reflecting the annual cash bonuses paid to each Named Executive Officer with respect to 2024, and restating each Named Executive Officer’s total compensation amount for 2024.

Name and Principal Position	Year	Bonus ($)	Total ($)
Christopher Whitten Bernard(3) President and Chief Executive Officer	2024	241,644	5,969,222
Clive A. Meanwell, M.B., Ch.B., M.D.(4) Executive Chairman and former Chief Executive Officer	2024	59,836	1,859,617
Christopher Visioli(5) Chief Financial Officer, Chief Business Officer	2024	190,000	3,039,019
Brian Hubbard, Ph.D. Chief Scientific Officer	2024	181,430	1,196,932
Gbola Amusa, M.D.(6) Former Chief Financial Officer	2024	133,336	1,752,153

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METSERA, INC.

Date: March 10, 2025	By:	/s/ Christopher Whitten Bernard
Christopher Whitten Bernard
President and Chief Executive Officer